Rule 497(e)
File Nos. 33-64240 and 811-07776

Trillium®

A Flexible Premium Variable Deferred Annuity Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its Variable Annuity-3 Series Account

Supplement dated September 30, 2009 to the
Prospectus and Statement of Additional Information dated May 1, 2002

Effective at the opening of business on October 1, 2009, the Maxim Money Market Portfolio is added as an available Subaccount under the Contract.

Maxim Money Market Portfolio

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.  Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio. The portfolio seeks to meet this objective by investing in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.  The portfolio also invests in high-quality, short term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).  The portfolio invests in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.

The Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets) of Maxim Money Market Portfolio are:

Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
0.46%	NONE	0.00%	0.46%

Maxim Money Market Portfolio is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of GWL&A.

Accordingly, the following description is inserted to the end of the description in the “The Portfolios” section on page 12 of the Prospectus:

“Maxim Money Market Portfolio

This Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.  Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.”

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Recently, the Board of Directors of the Seligman Portfolios, Inc. (the “Seligman Board”) approved the liquidation of the Seligman Cash Management Fund (the “Cash Portfolio”).

The redemption of outstanding shares and the liquidation of the Cash Portfolio is anticipated to take place on or about December 15, 2009 (the “Redemption Date”).  As a result, effective as of the Redemption Date, the Sub-Account investing in the Cash Portfolio will be closed to new Contributions and incoming Transfers.

All other Portfolios are unaffected by the recent action of the Seligman Board, and will continue to remain available as Sub-Account investment options after the Redemption Date

Any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as:  Dollar Cost Averaging Privilege, or Portfolio Rebalancing involving the Cash Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements.  If you fail to make alternate arrangements by the Redemption Date, allocations made to the Cash Portfolio Sub-Account utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the Maxim Money Market Portfolio Sub-Account.

You may elect to transfer your contract value in the Cash Portfolio Sub-Account before the Redemption Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from the Cash Portfolio Sub-Account to another Portfolio Sub-Account or the web site at www.GWRS.com.

Any Transfer(s) from a Sub-Account of the Cash Portfolio into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Cash Portfolio Sub-Account as of the Redemption Date, your contract value invested in the Cash Portfolio Sub-Account will be automatically transferred to the Maxim Money Market Portfolio.

Accordingly, the following paragraph is added to the end of the Seligman Cash Management Portfolio’s description in the “The Portfolios” section on page 12 of the Prospectus:

“On December 15, 2009 (the “Effective Date”), the assets of the Portfolio will be liquidated, known liabilities satisfied, and remaining proceeds distributed to the Series Account, which will make distributions to the Owners.  The Liquidation is expected to be finalized on or before December 15, 2009.  Upon completion of the Liquidation, the Portfolio will make liquidating distributions to the Series Account, which will make distributions to the Owners equal to the Owner’s proportionate interest in the net assets of the Portfolio, in complete redemption and cancellation of the Portfolio’s shares held by the Owner, and the Portfolio will be dissolved.  All distributions will be invested in the Maxim Money Market Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2002.  Please keep this supplement for future reference.